UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2008

SCIELE PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30123	58-2004779
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Concourse Parkway
Suite 1800
Atlanta, Georgia  30328
(Address of principal executive offices) (Zip Code)

(770) 442-9707
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01               Entry into a Material Definitive Agreement.

Merger Agreement

On September 1, 2008, Sciele Pharma, Inc., a Delaware corporation (“Sciele” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Shionogi & Co., Ltd., a company formed under the laws of Japan (“Parent”) and Tall Bridge, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof:

•                  Merger Sub will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of the Company (the “Shares”) at a purchase price of $31.00 per share, net to the holder in cash (the “Offer Price”), subject to any required withholding of taxes, and

•                  as soon as practicable after the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), and the Company will become an indirect wholly-owned subsidiary of Parent. In the Merger, the shares of the Company remaining outstanding following the consummation of the Offer, other than shares held by Parent or its subsidiaries or by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive the Offer Price.

Concurrently with the execution of the Merger Agreement, each of the following officers and directors of the Company entered into a Tender and Voting Agreement with Parent dated as of the date of the Merger Agreement pursuant to which each such officer or director agreed to tender into the Offer all shares of Sciele common stock beneficially owned by him and not to withdraw any such shares previously tendered as well as to vote for the Merger should such a vote be required: Patrick Fourteau, Edward Schutter, Darrell Borne, Leslie Zacks, Larry Dillaha, Joseph Ciaffoni, Jerry Ellis, Jerry Griffin, Pierre Lapalme, William Robinson, Jon Saxe, and Patrick Zenner.

The obligation of Merger Sub to accept for payment and pay for the shares tendered in the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act.  In addition, it is a condition to Merger Sub’s obligation to accept for payment and pay for the shares tendered in the Offer that the number of the outstanding shares of the Company’s common stock that have been validly tendered (including by guaranteed delivery) and not properly withdrawn, together with any shares of the Company’s common stock owned by Parent or its subsidiaries, equals at least a majority of the Company’s outstanding common stock on a fully-diluted basis.

The closing of the Merger is subject to customary closing conditions. The parties have agreed that if, following completion of the Offer, Parent, Merger Sub and any other Parent subsidiary own at least 90% of the outstanding shares of the Company’s common stock, the Merger will be completed without a meeting of the Company’s stockholders, pursuant to Delaware’s “short-form” merger statute.

Following the completion of the Offer, if a majority but fewer than 90% of the issued and outstanding Shares are accepted for payment in the Offer, Merger Sub has an option to purchase from Sciele a number of Shares that, when added to the Shares that Parent and its affiliates own after the Offer is completed, constitutes the least amount required for Parent and its affiliates, including Merger Sub, to own more than 90% of the outstanding Shares (such option, the “Top-Up Option”).  The Top-Up Option can only be exercised when (i) the Shares issued pursuant to the Top-Up Option will enable Merger Sub to obtain more than 90% of the issued and outstanding Shares, (ii) the number of Shares issued pursuant to the Top-Up Option would not exceed the total number of authorized but unissued Shares, (iii)  the exercise of the Top-Up Option would not require approval of the holders of the Company’s Shares pursuant to the rules of The NASDAQ Stock Market LLC (provided that a waiver of such rules is not obtained) and (iv) such issuance is lawful.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Merger Sub, and Parent. The Company has agreed to use commercially reasonable efforts to operate its business in the ordinary course until the Offer is consummated. The Company has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and to certain restrictions on its ability to respond to any such proposal. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $25 million (approximately 2.28% of the equity value of the transaction).  The representations and warranties in the Merger Agreement of the Company, Merger Sub and Parent were made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Company, Merger Sub and Parent and may be subject to important qualifications and limitations agreed to by the Company, Merger Sub and Parent in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk among the Company, Merger Sub and Parent rather than establishing matters as facts.

Copies of the Merger Agreement and the form of the Tender and Voting Agreements are attached as Exhibits 2.1 and 99.2, respectively, to this report and are incorporated herein by reference. The foregoing descriptions of the Merger Agreement and the Tender and Voting Agreements do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the Tender and Voting Agreements.

Notice to Investors

The Offer for the outstanding common stock of the Company referred to in this report has not yet commenced. This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company’s common stock will be made pursuant to an offer to purchase and related materials that Merger Sub intends to file with the U.S. Securities and Exchange Commission. At the time the Offer is commenced, Merger Sub will file a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission, and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully and considered before any decision is made with respect to the Offer. These materials will be sent free of charge to all stockholders of the Company. In addition, all of these materials (and all other materials filed by the Company with the U.S. Securities and Exchange Commission) will be available at no charge from the U.S. Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the U.S. Securities and Exchange Commission by the Company at www.sciele.com.

Forward-Looking Statements

This report contains “forward-looking statements” that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the Offer and Merger; uncertainties as to how many of the Company’s stockholders will tender their stock in the Offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by the Company, as well as the tender offer documents to be filed by Merger Sub and the Solicitation/Recommendation Statement to be filed by the Company.  The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2008, and as a condition to the Parent’s willingness to enter into the Merger Agreement, the Company entered into agreements (the “Employment Agreements”) with each of Patrick Fourteau (Chief Executive Officer), Edward Schutter (President and Chief Operating Officer), Darrell Borne (Executive Vice President and Chief Financial Officer), Leslie Zacks (Executive Vice President and Chief Legal and Compliance Officer), Larry Dillaha (Executive Vice President and Chief Medical Officer) and Joseph Ciaffoni (Executive Vice President and Chief Commercial Officer) (each an “Executive”) which amend and restate their existing employment agreements with the Company (the “Existing Employment Agreements”). The Employment Agreements will become effective only upon consummation of the Merger and, among other things, (i) include an initial term through December 31, 2012 (provided that in each case such term is automatically extended for subsequent one-year terms unless either the Executive or the Company gives written notice to the other of its or his intent not to extend at least 90 days prior to the end of the then-applicable term), (ii) provide for each Executive to receive a salary which, for the remainder of 2008, shall remain at its current level; for 2009 and 2010 shall be as provided in each Employment Agreement and as set forth in the table below; and thereafter shall be reviewed annually, provided that it shall increase at least four percent per year during the Initial Term (as defined in each Employment Agreement), (iii) provide for each Executive to receive an annual bonus which, for 2008, shall be paid in accordance with the terms of the bonus plan in which each Executive currently participates; for 2009 shall be based on performance criteria to be mutually agreed upon by the Executive and the Company and shall have a target level as set forth in the table below; and thereafter shall be based on performance criteria fixed by the Company’s Board of Directors and shall have a target level not less than the Executive’s prior year’s target level, (iv) provide for each Executive to participate in a long-term incentive compensation plan which, for 2009, shall have a target long-term incentive payment amount as provided in each Employment Agreement and as set forth in the table below and thereafter shall have a target level determined by the Company’s Board of Directors and shall be paid on the basis of criteria based upon earnings before interest, taxes, depreciation and amortization, (v) provide for each Executive to receive a retention bonus payable over four years commencing with the six month anniversary of the effective date of the Merger, (vi) provide for each Executive to receive severance benefits if he is terminated without Cause or resigns for Good Reason (as those terms are defined in the Employment Agreements) and (vii) provide for each Executive to participate in those of the Company’s programs applicable to the Company’s senior executives generally.  The table below sets forth certain amounts which are due or which may potentially be received by each Executive under the Employment Agreements.

Executive’s Name	2009 Salary	2010 Salary	2009 Bonus Target as a Percentage of Salary	2009 Long Term Incentive Target	Retention Bonus (1)
Patrick Fourteau (Chief Executive Officer)	$523,750	$650,000	150%	$1,890,625	$3,200,000
Edward Schutter (President and Chief Operating Officer)	$437,500	$550,000	105%	$1,603,125	$2,500,000
Darrell Borne (Executive Vice President and Chief Financial Officer	$361,000	$425,000	90%	$914,100	$1,600,000
Leslie Zacks (Executive Vice President and Chief Legal and Compliance Officer)	$342,500	$425,000	50%	$886,250	$1,400,000
Larry Dillaha (Executive Vice President and Chief Medical Officer)	$342,500	$425,000	50%	$886,250	$1,400,000
Joseph Ciaffoni (Executive Vice President and Chief Commercial Officer)	$387,500	$475,000	60%	$1,080,000	$1,700,000

(1) The Retention Bonus shall vest and be paid out in eight equal semi-annual installments commencing with the six month anniversary of the date the Merger becomes effective; provided that the Executive (x) is employed with the Company on the applicable vesting date and (y) has not given or received a notice of termination of employment without Good Reason or for Cause on or prior to such vesting date.

The foregoing descriptions of the Employment Agreements do not purport to be complete and are qualified in their entirety by reference to the Employment Agreements which are attached hereto as Exhibits 10.1 through 10.6 hereto and incorporated herein by reference.

Item 8.01               Other Events.

On September 1, 2008, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of September 1, 2008, among Shionogi & Co., Ltd., Tall Bridge, Inc. and Sciele Pharma, Inc. (1)
10.1	Amended And Restated Employment Agreement dated as of September 1, 2008, by and between Sciele Pharma, Inc., and Patrick Fourteau.
10.2	Amended And Restated Employment Agreement dated as of September 1, 2008, by and between Sciele Pharma, Inc., and Edward Schutter.
10.3	Amended And Restated Employment Agreement dated as of September 1, 2008, by and between Sciele Pharma, Inc., and Darrell Borne.
10.4	Amended And Restated Employment Agreement dated as of September 1, 2008, by and between Sciele Pharma, Inc., and Leslie Zacks.
10.5	Amended And Restated Employment Agreement dated as of September 1, 2008, by and between Sciele Pharma, Inc., and Larry Dillaha.

10.6	Amended And Restated Employment Agreement dated as of September 1, 2008, by and between Sciele Pharma, Inc., and Joseph Ciaffoni.
99.1	Press Release dated September 1, 2008
99.2	Form of Tender and Voting Agreement

(1)           The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sciele Pharma, Inc.
(Registrant)

Date: September 3, 2008	By:	/s/ Darrell Borne
Darrell Borne
Executive Vice President, Chief Financial
Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of September 1, 2008, among Shionogi & Co., Ltd., Tall Bridge, Inc. and Sciele Pharma, Inc. (1)
10.1	Amended And Restated Employment Agreement dated as of September 1, 2008, by and between Sciele Pharma, Inc., and Patrick Fourteau.
10.2	Amended And Restated Employment Agreement dated as of September 1, 2008, by and between Sciele Pharma, Inc., and Edward Schutter.
10.3	Amended And Restated Employment Agreement dated as of September 1, 2008, by and between Sciele Pharma, Inc., and Darrell Borne.
10.4	Amended And Restated Employment Agreement dated as of September 1, 2008, by and between Sciele Pharma, Inc., and Leslie Zacks.
10.5	Amended And Restated Employment Agreement dated as of September 1, 2008, by and between Sciele Pharma, Inc., and Larry Dillaha.
10.6	Amended And Restated Employment Agreement dated as of September 1, 2008, by and between Sciele Pharma, Inc., and Joseph Ciaffoni.
99.1	Press Release dated September 1, 2008
99.2	Form of Tender and Voting Agreement

(1)           The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of such schedules to the U.S. Securities and Exchange Commission upon request.